Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Sabey Data Center Properties LLC 12201 Tukwila International Blvd, Fourth Floor Seattle, Washington 98168

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of tenant leases in connection with the proposed offering of Sabey Data Center Issuer LLC, Secured Data Center Revenue Term Notes, Series 2025-2, Class A-2. Sabey Data Center Properties LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File (each as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File. Additionally, TD Securities (USA) LLC (“TD Securities” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Wholesale Lease Statistical Data File and communicated differences prior to being provided the final Wholesale Lease Statistical Data File, which was subjected to the procedures described below.

Agreed-Upon Procedures

On March 11, 2025, representatives of TD Securities, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Full Service Lease Statistical Data File”) and related record layout containing data, as represented to us by TD Securities, on behalf of the Company, as of the close of business March 1, 2025, with respect to 74 full service data center leases. At the Company’s instruction, we randomly selected 15 full service data center leases (the “Sample Full Service Leases”) from the Full Service Lease Statistical Data File.

Further, on March 24, 2025, representatives of TD Securities, on behalf of the Company, provided us with a computer-generated tenant lease data file (the “Wholesale Lease Statistical Data File”) and related record layout containing data, as represented to us by TD Securities, on behalf of the Company, as of the close of business March 1, 2025, with respect to (i) 134 data center leases (collectively, the “Securitized Leases”) and (ii) two data center leases (the “Non-Securitized Leases” and, together with the Securitized Leases and Sample Full Service Leases, the “Selected Leases”).

Member of Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Selected Leases relating to the tenant lease characteristics (the “Characteristics”) set forth on the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File, as applicable, and indicated below.

Characteristics

1.  Tenant ID (for informational purposes only)

2.  Tenant name*

3.  Region*

4.  Critical load power (CLP)/kw leased*

5.  Square feet leased**

6.  Current rent per kw per month

7.  Base rent amount

8.  Additional base rent amount (if applicable)*

9.  Lease expiration date

10.  Total number of payments*

11.  Lease payment frequency*

12.  Next escalation date (month and day only)*

13.  Escalator frequency*

14.  Escalator rate*

15.  Renewal options remaining

16.  Length of renewal options*

17.  Ultimate parent of customer/corporate guarantor*

18.  Lease start date*

19.  Lessee guarantor credit rating

*	For Non-Securitized Leases and Sample Full Service Leases only
**	For Non-Securitized Leases with a “lease type” identified as “NNN” on the Wholesale Lease Statistical Data File only

We compared Characteristics 2. through 16. to the corresponding information set forth on or derived from the lease agreement or any amendments thereto (collectively, the “Lease Agreement”).

We compared Characteristic 17. to the corresponding information set forth on or derived from the Lease Agreement or “Guaranty of Lease.”

We compared Characteristic 18. to the corresponding information set forth on or derived from the Lease Agreement or the “Commencement Letter.”

At the instruction of Guggenheim, on behalf of the Company, we accessed the “Standard & Poor’s Financial Services LLC Website” (https://www.standardandpoors.com) on March 19, 2025. Using the ultimate parent of the customer/corporate guarantor (as set forth on Lease Agreement or Guaranty of Lease), we compared Characteristic 19. to the corresponding information set forth on or derived from Standard & Poor’s Financial Services LLC Website.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 9., 12. and 18., differences of 30 days or less are deemed to be in agreement.

In addition to the procedures described above, we performed the following procedures:

•

for the Selected Leases indicated in Appendix A, we compared the ramp schedule set forth on the Wholesale Lease Statistical Data File and Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning March 1, 2025 through the related lease expiration date (as set forth on the Lease Agreement), and found it to be in agreement; and

•

for the Selected Leases indicated in Appendix B, we compared the rent schedule, contracted base rent schedule and contracted next 12 months rent schedule, each as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning March 1, 2025 through the related lease expiration date (as set forth on the Lease Agreement), and found it to be in agreement;

•

for the Selected Leases indicated in Appendix C, we compared the office rent ramp schedule as set forth on the Wholesale Lease Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement, for the period beginning March 1, 2025 through the related lease expiration date (as set forth on the Lease Agreement), and found it to be in agreement.

The tenant lease documents described above, including any information obtained from the Standard & Poor’s Financial Services LLC Website, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Selected Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, were found to be in agreement with the above-mentioned Lease Documents, except as indicated in Appendix D. Supplemental information is contained in Appendix E.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the tenant leases underlying the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the tenant leases or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

March 25, 2025

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 25, 2025

In applying our agreed-upon procedures as outlined above, we compared the ramp schedule, as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID

1	39	160	243
2	42	162	244
3	43	168	246
4	44	169	248
6	45	170	250
7	46	175	251
8	48	179	252
9	53	180	255
10	86	181	256
11	103	183	257
13	105	184	258
14	106	185	259
15	109	187	260
16	111	188	261
17	112	214	262
18	120	222	263
20	122	224	264
21	123	225	265
22	124	226	266
24	127	227	268
25	133	228	269
26	137	230	270
27	138	231	271
28	145	232	273
29	146	233	274
33	149	234	277
34	152	235	278
36	153	238
37	155	240
38	158	241

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 25, 2025.

In applying our agreed-upon procedures as outlined above, we compared the rent schedule, contracted base rent schedule and contracted next 12 months rent schedule, each as set forth on the Wholesale Lease Statistical Data File or Full Service Lease Statistical Data File, as applicable, to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID

1	42	153	240
2	43	155	241
3	44	158	243
4	45	160	244
6	46	162	246
7	48	168	248
8	53	169	250
9	59	170	251
10	67	175	252
11	68	179	255
13	86	180	256
14	98	181	257
15	103	183	258
16	105	184	259
17	106	185	260
18	109	187	261
20	111	188	262
21	112	214	263
22	120	222	264
24	122	224	265
25	123	225	266
26	124	226	268
27	127	227	269
28	131	228	270
29	133	230	271
33	137	231	273
34	138	232	274
36	145	233	277
37	146	234	278
38	149	235
39	152	238

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 25, 2025.

In applying our agreed-upon procedures as outlined above, we compared the office rent ramp schedule as set forth on the Wholesale Lease Statistical Data File to the corresponding information set forth on or derived from the Lease Agreement for the following Selected Leases:

Selected Lease Tenant ID

1	67
3	68
9	69
14	70
18	71
25	86
29	98
34	99
38	100
43	109
46	120
48	143
57	168
58	185
59	187
61	227
62	243
63	271
64	274

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 25, 2025.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference for escalator rate.
2	One difference for next escalation date.
3	One difference for renewal options remaining.
4	One difference for length of renewal options.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated March 25, 2025

Supplemental Information Related to the Findings Set Forth on Appendix D

Exception Description Number	Sample Full Service Lease Tenant ID	Characteristic	Characteristic set forth on the Full Service Lease Statistical Data File	Characteristic set forth on the Lease Documents
1	194	Escalator rate	0.00%	3.00%
2	212	Next escalation date	9/1	11/1
3	206	Renewal options remaining	Not provided	1
4	206	Length of renewal options	Not provided	24 months